UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 27, 2022
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2022, Ingevity Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the three proposals identified below. Each of the proposals is described in more detail in the Company's definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission on March 11, 2022.
There were 39,000,700 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 36,234,192 shares (92.90%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.
Proposals No. 1, 2, and 3 were approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below.
1.Election of the eight (8) director nominees listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jean S. Blackwell	34,060,268	322,453	26,062	1,825,409
Luis Fernandez-Moreno	33,756,181	620,075	32,527	1,825,409
J. Michael Fitzpatrick	33,695,726	680,337	32,720	1,825,409
John C. Fortson	34,118,291	256,708	33,784	1,825,409
Diane H. Gulyas	34,064,971	317,827	25,985	1,825,409
Frederick J. Lynch	33,811,337	564,691	32,755	1,825,409
Karen G. Narwold	34,068,784	314,415	25,584	1,825,409
Daniel F. Sansone	34,119,661	256,281	32,841	1,825,409
2.Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2022.

FOR	AGAINST	ABSTAIN
36,146,564	64,376	23,252
3.Approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,766,915	1,574,299	67,569	1,825,409

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ STACY L. COZAD
Stacy L. Cozad
Executive Vice President, General Counsel and Secretary
Date: April 27, 2022